Exhibit 99.3

4445 Willard Avenue
12th Floor
Chevy Chase, MD 20815
Phone: (301)841-2700
fax: (301) 841-2340
October 21, 2005
Mr. Leonard Grunstein
SBEV Property Holdings LLC
405 Lexington Avenue
New York, New York 10174
Mr. Mark Goldsmith
North American Senior Care, Inc.
405 Lexington Avenue
New York, New York 10174
      Re: $225.000.000 Cash Flow Loan Facility (the “Loan” or the “Loans”)
Dear Sirs:
     Subject to the terms and conditions set forth herein, we are pleased to advise you that Capital Source Finance LLC (“Lender”) hereby approves your request for financing in accordance with the terms set forth on Annex 1 attached hereto (this letter, together with all exhibits and attachments, (the “Commitment”) in order to permit SBEV Property Holdings LLC, an entity controlled by equity participants reasonable acceptable to Lender (“SBEV”), and North American Senior Care, Inc., an entity controlled by Mark Goldsmith, Eliezer Edelman and/or other participants reasonably acceptable to Lender (“NASC” and collectively with SBEV, the “Sponsor” or “Sponsors”) to consummate the proposed acquisition of Beverly Enterprises, Inc. (“Beverly” or “Oldco”) and to provide general working capital for certain subsidiaries of the Sponsors established to operate the non-skilled nursing businesses, including without limitation Aegis Therapies, AseraCare, Aedon Staffing, and CERES Purchasing Solutions, but excluding the DME and pharmacy businesses, (which subsidiaries will be referred to herein “Borrower” or “Borrowers”). It is understood NASC will acquire one hundred percent of the shares of Beverly and SBEV will acquire the real estate of the skilled nursing facilities owned by Beverly.
     By executing this Commitment, Sponsors hereby represent and warrant to Lender that, to their knowledge, all information submitted to Lender prior to the date of this Commitment and to be submitted prior to the closing of the Loan is and will be true, correct and complete. If Lender becomes aware after the date hereof of any information, or any event, development or change that it reasonably believes is inconsistent in a material and adverse manner with any information disclosed to Lender prior to the date hereof, and which is or is reasonably likely to be materially adverse to the business, assets, liabilities (actual or contingent), operations, or financial condition of Beverly, then Lender, in its sole discretion, may suggest alternative financing terms, amounts or structures that ensure adequate protection of the Lender, or may terminate this Commitment. The Commitment provided for herein also is subject to the Closing Conditions set forth on Schedule A, attached hereto.
     Indemnity. By executing this Commitment, Sponsors and Borrower hereby indemnify Lender, its directors, managers, officers, employees, agents, auditors, accountants, consultants, counsel and affiliates from, and agrees to hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses including amounts paid in settlement, incurred by any of them arising out of or by reason of any investigation, litigation or other proceeding brought or threatened relating to any loan made or proposed to be made, or any other transaction contemplated, hereunder. Sponsors’ and Borrowers’ indemnification obligations hereunder shall be joint and several. Sponsors’ and Borrowers’ indemnification obligations hereunder shall terminate upon the execution of definitive loan documentation. Sponsors and Borrowers agree that in any action now or hereafter arising from an alleged breach of this Commitment by Lender, the only damages that may be sought are those which are direct and reasonably foreseeable as the probable result of any breach thereof and shall be, in any event, limited to the Commitment Fee received by Lender plus the amount, if any, by which the Deposit received by Lender exceeds the costs, expenses and other obligations for which Sponsors and/or Borrowers are responsible under the terms of this Commitment. Any right Borrower or Sponsors may have to indirect, special or punitive damages or lost anticipated profits in respect of any present or future breach by Lender of this Commitment is hereby waived.
     Commitment Fees. In consideration of the issuance of this letter by Lender, Sponsors agree to pay to Lender the Commitment Fees described below in Annex 1. Payment of the Commitment Fee shall be a condition precedent to the effectiveness of Lender’s Commitment and other agreements herein.
     Confidentiality; Exclusivity. Sponsors will not disclose the contents of this letter (or that Sponsors and Lender are having any discussions related to a possible Loan including the status thereof, termination thereof, any decision on Sponsors’ or Lender’s part to no longer consider any such Loan or any terms, conditions, or other facts with respect thereof) to any third party, including, without limitation, any financial institution or intermediary, without Lender’s prior written consent. Lender hereby grants its consent to Sponsors to disclose the contents of this letter (i) to Beverly and Beverly’s advisors in connection with Sponsors’ efforts to acquire Beverly, (ii) to Sponsor’s advisors, (iii) to any financial institution providing Sponsor with a commitment for mortgage loan financing in connection with the proposed acquisition of Beverly, and (iv) in any public filing with the Securities and Exchange Commission related to Sponsors’ efforts to acquire Beverly. Further, until the transaction proposed herein is consummated or a determination is made by Lender not to pursue such transaction, Borrower agrees to negotiate exclusively with Lender regarding any financing the purpose of which is substantially the same as that of the proposed transaction. In connection with the requested Loan, Borrower understands that Lender will continue to make financial, legal and collateral investigations and determinations. Consequently, if Borrower fails to comply with any of the provisions of this paragraph and consummates a transaction with an entity other than Lender during the eighteen month period following the date hereof, Borrower shall (no later than the closing date of such transaction) pay Lender liquidated damages equal to $2,250,000. Sponsors’ obligations for liquidated damages hereunder shall be joint and several. Sponsors acknowledge that such liquidated damages are intended to compensate Lender for its estimated added administrative costs incurred and the amount of damage sustained by Lender as a result of Sponsors’ decision to decline to accept the Loan,
     Expenses. Sponsors agree to pay Lender from time to time on demand all reasonable out-of-pocket costs and expenses incurred by Lender in connection with due diligence and analysis,

investigation, examination and appraisals, documentation, syndication, negotiation and closing of the Loan including, but not limited to, per diem charges of auditors (including without limitation CapitalAnalytics), appraisers and consultants, reasonable legal fees (including in-house counsel) and other out-of-pocket expenses incurred by Lender (the “Expenses”), whether or not Lender closes the Loan. If Lender uses in-house counsel or audit personnel for any work related to the closing of the Loan, Sponsors further agree to pay reasonable charges for such work commensurate with the fees that otherwise would be charged by outside legal counsel or audit firms selected by Lender for the work performed. Upon Sponsors’ receipt of an unconditional equity commitment but in no event after November 18, 2005, Sponsors shall deliver to Lender the sum of $500,000 (the “Deposit”) as a deposit against Expenses. The Deposit (along with any other supplemental deposits, the “Deposits”) will be applied to Lender’s Expenses as and when they are incurred. Sponsors are not entitled to receive or be credited for any interest that may be earned on the Deposits during the time the Deposits are held by Lender pending application of same to Expenses. Lender further shall not be obligated to segregate the Deposits from its other funds, and Lender reserves the right to request additional deposits, if necessary. Sponsors’ obligations to pay Expenses or Deposits hereunder shall be joint and several. Any excess Deposits, after satisfaction of all Expenses, shall be distributed as follows:
•	Except as otherwise set forth above, if the Loan is closed and funded, any unused Deposits will be returned to Sponsors after deducting all Expenses incurred by Lender.

•	If Lender concludes for any reason consistent with the terms hereof, that it will not make any of the Loans described in Annex 1, Lender will return any unused Deposits to Sponsors (except as otherwise set forth above).

•	If Lender delivers an unconditional commitment and remains prepared to extend any of the Loans to Sponsors, and Sponsors decline for any reason to close any such Loan with Lender and Sponsor nevertheless proceeds to close the acquisition of Beverly, then Lender shall be entitled to retain the full amount of the Deposits (in addition to all other amounts (including without limitation Liquidated Damages) otherwise due to Lender), irrespective of the actual Expenses incurred by Lender. Lender’s retention of the balance of the Deposits shall compensate Lender for additional administrative costs incurred in connection with Sponsors’ refusal to close.

•	If Sponsor does not close the Loans because they fail to close the acquisition of Beverly, then any Unused Deposits will be refunded to Sponsors after deducting all Expenses incurred by Lender.
     Brokers. Other than a broker with whom Lender has directly contracted in writing, Lender will not be liable in any way for the payment of any brokerage fees or commissions to any broker or other person entitled or claiming to be entitled to the same in connection herewith and the transactions contemplated hereby, and Sponsors, by acceptance hereof, agree to indemnify and to hold Lender harmless from all claims for brokerage fees or commissions which may be made in connection with the transactions contemplated hereby. Sponsors’ indemnification obligations hereunder shall be joint and several.
     Revocation and Termination of Commitment. (a) Prior to acceptance: Time and strict performance are of the essence with respect to all of the terms, conditions and provisions of this Commitment letter. The Commitment set forth herein may be revoked by Lender at any time prior to its acceptance in accordance with the terms of this Commitment, including, at Lender’s sole option, if Sponsors fail in any material respect to timely fulfill all obligations hereunder or if any condition hereunder is not timely met. (b) Following acceptance: If the Loan fails to close as required by the terms under this Commitment on or before June 30, 2006, for any reason, Lender’s obligations under this Commitment letter will terminate automatically.
     General Terms. The expiration, termination or revocation of this Commitment will not terminate, limit, or affect in any way: (a) the Sponsors’ obligations to pay for or reimburse Lender for Expenses; (b) the Sponsors’ indemnification obligations hereunder; or (c) any releases of Lender or limitations on the liability of Lender set forth herein. Sponsors acknowledge and agree that Lender, in its sole discretion, at any time and from time to time, may sell, assign, syndicate or grant participating interests in, or transfer all or any part of its rights or obligations under, any of the Loans, or any of the loan documents, any note, the obligations and/or the collateral to its affiliates or to other persons. The terms set forth in this Commitment are intended to reflect the principal terms of the Loan, and this Commitment does not purport to specify all of the terms, conditions, representations and warranties, covenants and other provisions that will be contained in the final loan documents. This Commitment and the closing of the Loan will be subject to such other customary terms, covenants and conditions as Lender deems appropriate in the exercise of its reasonable credit judgment. This Commitment supersedes all prior term sheets, discussions, indications of interest and proposals (whether oral or written) previously delivered to Sponsors. To the extent there are inconsistencies between this letter and the Term Sheet attached hereto, the provisions of this letter shall control. This Commitment may not be modified, amended or supplemented, except by a document in writing signed by the parties hereto. Sponsors may not assign this Commitment.
     Governing Law; Waiver of Trial by Jury. This Commitment shall be governed by and construed in accordance with the laws of the State of Maryland. Each of Sponsors and Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this Commitment, and the other transactions contemplated hereby or the actions of Lender in the negotiation, performance or enforcement hereof. This Commitment may be executed in counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same instrument.
     Automatic Expiration of Commitment. This Commitment and all commitments and undertakings of Lender hereunder will expire at 5:00 p.m. (Washington D.C. time) on October 21, 2005, unless you execute this letter and return it to Lender prior to such time. Thereafter, all commitments and undertakings of Lender hereunder will expire, without further action by any party hereto, upon the earliest to occur of (a) the Closing (at which time the definitive Loan Documents will reflect the commitments and undertakings of the Lender and other parties thereto), (b) June 30, 2006, and (c) the closing of a transaction similar to the Loan contemplated by Annex 1 with a lender other than Lender.
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     We look forward to working with you on this transaction. Please call me at (301) 841-2738 with any questions.

Very truly yours,

/s/ Keith D. Reuben

Keith D. Reuben
Chief Operating Officer
Healthcare and Specialty Finance
Business

ACCEPTED AND AGREED TO:

SBEV Property Holdings LLC

By:	/s/ Leonard Grunstein	As of October 21, 2005

Name: Leonard Grunstein
Title: Manager

North American Senior Care, Inc.

By:	/s/ Mark Goldsmith	As of October 21, 2005

Name: Mark Goldsmith
Title: President

ANNEX 1
October 21, 2005
VIA EMAIL
Mr. Leonard Grunstein
SBEV Property Holdings LLC
405 Lexington Avenue
New York, NY 10174
Mr. Mark Goldsmith
North American Senior Care, Inc.
405 Lexington Avenue
New York, New York 10174
Dear Sirs:
CapitalSource Finance LLC (“CapitalSource” or the “Lender”) is pleased to submit this proposal to establish a $225.0 million senior credit facility (the “Senior Credit Facility” or the “Loan”) with a newly formed holding company comprised of Beverly Enterprises, Inc’s (“Beverly”) non-skilled nursing businesses including without limitation Aegis Therapies, AseraCare, Aedon Staffing, and CERES Purchasing Solutions, but excluding the DME and pharmacy businesses (collectively, the “Ancillary Businesses” or the “Borrower” or the “Company”). The Senior Credit Facility will be used to facilitate the acquisition of Beverly by North American Senior Care (“NASC” or the “Sponsor”), refinance existing debt, provide for on-going working capital needs, and pay fees and expenses associated with the transaction. The Loan shall be structured as a revolving credit facility (the “Senior Revolver”), a senior term loan A (the “Senior Term Loan A”), and a senior term loan B (the “Senior Term Loan B”).
The proposal for the Senior Credit Facility is based on Lender’s ability to verify Borrower’s pro forma, adjusted trailing twelve month EBITDA (“TTM EBITDA”), but in any case, total leverage at Closing will be no more than 3.40x TTM EBITDA. The proposal for the Senior Credit Facility is based on Lender’s understanding that the Borrower’s TTM EBITDA will be $59.3 million at the Closing of this transaction. Such EBITDA would be subject to pro forma adjustments deemed appropriate by CapitalSource. The following table provides additional detail regarding the calculation of the above-referenced adjusted TTM EBITDA. Note that this figure assumes no changes in the number of skilled nursing facilities owned or leased by affiliates of Borrower and that any financial impact resulting from the expiration of the current moratorium on caps related to therapy reimbursement will be EBITDA-neutral.

		Forecast-FY 2005
($ in millions)	Aegis	AseraCare	Total
LTM Revenues	$305.0	$113.0	$418.0
LTM EBITDA	54.0	17.0	71.0

EBITDA Adjustments

Re-pricing of internal therapy contracts	(13.0)	0.0	(13.0)
Elimination of Bad Debt Exp Reversal	(3.0)	0.0	(3.0)
Medicare Rate Increases	0.0	2.3	2.3
AseraCare start-up costs	0.0	2.0	2.0

Total EBITDA Adjustments	($16.0)	$4.3	($11.7)

Adjusted EBITDA	$38.0	$21.3	$59.3

This proposal does not contemplate any other debt in the capital structure. The terms set forth in this proposal are intended to be indicative of the principal terms of the proposed Loan and do not specify all of the terms and conditions that will be contained in the final loan documents. Terms and conditions pursuant to which Lender proposes to provide the Loan are as set forth below.

SOURCES	DOLLARS	USES	DOLLARS
Senior Revolver ($25.0MM commitment)	$0	Purchase Price/Fees & Expenses	$200,000,000

Senior Term Loan A	100,000,000
Senior Term Loan B	100,000,000

Total Sources	$200,000,000	Total Uses	$200,000,000

SENIOR REVOLVER

Revolver Amount:	The maximum amount of advances under the Senior Revolver during the term will be $25,000,000 (the “Revolver Amount”). The amount available under the Senior Revolver will be as defined in the Availability paragraph below. Based on information provided by the Company, the Senior Revolver will be unfunded at Closing.

Term:	The term of the Senior Revolver shall be five (5) years from the date of Closing.

Availability:	Availability of the Senior Revolver will initially be based on a 3.75x multiple of EBITDA less funded senior debt; such multiple would decline over time.

Repayment:	The advances under the Senior Revolver shall be paid in full by Borrower to Lender upon the earlier of (a) Lender’s demand upon the occurrence of an Event of Default or (b) the expiration of the term of the Senior Revolver.

Interest and Fees:	(i)	Interest on the outstanding balance of the Senior Revolver shall be payable quarterly in arrears at an annual rate of the LIBOR Rate of Interest, as quoted from time to time by Citibank, N.A., plus 4.00%, subject to a floor of 3.25% on the LIBOR Rate. Interest on the outstanding balance of the Senior Revolver shall be calculated each quarter on the basis of the actual number of days elapsed and a 360-day year. Collections of cash by the Lender under the Loan shall be credited to Borrower’s obligations thereunder on a daily basis, subject to three business clearance days. A Prime rate option will also be made available.

	(ii)	Borrower shall pay Lender an Unused Line Fee of 0.50% per annum on the unused portion of the Revolver Amount.

Financial Covenants:	Financial Covenants, to be determined, will be typical of those found in credit agreements of this type, with covenant compliance reported quarterly on a twelve month rolling lookback and calculated on a consolidated basis. Covenants will include, but not be limited to:

Maximum Leverage;
Minimum Interest Coverage;
Minimum EBITDA;
Minimum Fixed Charge Coverage Ratio; and
Maximum Capital Expenditures.

Collateral and Security:	The Senior Revolver and all other obligations referenced in this letter shall be secured by a first priority perfected lien on and security interest in all assets of Borrower (including without limitation, assignments of leases, accounts receivable, inventory, equipment, intellectual property, contracts and other general intangibles, cash and proceeds of each of the foregoing), a pledge of all of the equity interests in the Borrower and the Borrower’s subsidiaries, and all assets of Borrower’s direct and indirect subsidiaries, whether existing at Closing or thereafter organized or acquired. The parent of Borrower shall guaranty the Loans.

Other Terms and Conditions:	Other terms and conditions, customary for facilities of this type, including, but not limited to, the following to be agreed upon by the parties, and subject to such basket amounts, exceptions, and notice and grace periods as may be agreed upon by Lender and Borrower:

a.	Limitations on liens, indebtedness, contingent liabilities, investments, dividends, distributions and management fees, affiliate transactions, mergers, acquisitions, asset sales, sale leasebacks, etc.;

b.	Satisfactory business insurance and key man life insurance covering key management;

c.	Provide financial statements on a monthly basis; and

d.	Customary events of default including without limitation a cross-default to other material indebtedness, a change in control (to be defined) or a material adverse change in Borrower’s business or general financial condition.
SENIOR TERM LOAN A

Senior Term Loan A Amount:	The maximum amount of advances under the Senior Term Loan A during the term will be $100,000,000.

Repayment Terms:	Principal on the outstanding balance of the Senior Term Loan A will be amortized on a quarterly basis in aggregate annual amounts of:

Year l	$12,500,000
Year 2	$15,000,000
Year 3	$20,000,000
Year 4	$25,000,000
Year 5	$27,500,000

In addition, 50% of available Excess Cash Flow, to be defined, from Borrower and proceeds from the sale of any assets will be applied to prepay the Senior Term Loan A. All mandatory prepayments shall be applied to the Senior Term Loan A in the inverse order of maturity.

Term:	The term of the Senior Term Loan A shall be five (5) years from the date of Closing.

Interest and Fees:	Interest on the outstanding balance of the Senior Term Loan A shall be payable quarterly in arrears at an annual rate of the LIBOR Rate of Interest, as quoted from time to time by Citibank, N.A., plus 4.00%, subject to a floor of 3.25% on the LIBOR Rate. Interest on the outstanding balance of the Senior Term Loan A shall be calculated on the basis of the actual number of days elapsed in a 360-day year. A Prime rate option will also be made available,

Financial Covenants:	Same as Senior Revolver,

Collateral and Security:	Same as Senior Revolver.

Other Terms and Conditions:	Same as Senior Revolver.
SENIOR TERM LOAN B

Senior Term Loan B Amount:	The maximum amount of advances under the Senior Term Loan B during the term will be $100,000,000.

Repayment Terms:	Principal on the outstanding balance of the Senior Term Loan B will amortize in a bullet payment with balance due in full upon the expiration of the Term of the Senior Term Loan B.

After full repayment of the Senior Term Loan A, 50% of available Excess Cash Flow, to be defined, from Borrower and proceeds from the sale of any assets shall be applied to prepay the Senior Term Loan B. All mandatory prepayments shall be applied to the Senior Term Loan B in the inverse order of maturity.

Term:	The term of the Senior Term Loan B shall be six (6) years from the date of Closing.

Interest and Fees:	Interest on the outstanding balance of the Senior Term Loan B shall be payable quarterly in arrears at an annual rate of the LIBOR Rate of Interest, as quoted from time to time by Citibank, N. A., plus 4.50%, subject to a floor of 3.25% on the LIBOR Rate. Interest on the outstanding balance of the Senior Term Loan B shall be calculated on the basis of the actual number of days elapsed in a 360-day year. A Prime rate option will also be made available.

Financial Covenants:	Same as Senior Revolver.

Collateral and Security:	Same as Senior Revolver.

Other Terms and Conditions:	Same as Senior Revolver.

GENERAL TERMS

General Terms:	The definitive credit documentation to be provided to Borrower relating to the Senior Credit Facility shall contain certain representations, warranties, covenants and other terms and conditions consistent with those customarily found in similar financings and such other terms and conditions, and subject to such exceptions and baskets, as shall be agreed upon by Borrower and Lender.

Loan Documents:	Borrower shall execute and deliver to Lender such loan and security agreements, assignments, consents, notes, instruments, documents, certificates, opinions, environmental indemnities, third party reports and assurances as are reasonable and customary for similar loans, and as Lender may reasonably require in connection with the closing.

Closing Conditions:	The closing of the Senior Credit Facility is conditioned upon, among other things, the following: (i) there shall be no material adverse change in Borrower’s business or general financial condition; (ii) Intentionally Omitted; (iii) Borrower shall be in compliance with all applicable laws and regulations; (iv) Intentionally Omitted; (v) upon Closing, Borrower shall maintain and pay for Blocked Bank Accounts under the sole dominion and control of CapitalSource mutually satisfactory to Borrower and Lender for Borrower’s cash collections; (vi) Lender and its advisors, including, but not limited to CapitalAnalytics, shall have the right to perform confirmatory due diligence prior to closing to determine the liquidity of Borrower’s accounts receivable, quality of cash flows, relationships with customers and vendors, the level of industry competition, and the general financial, operational, regulatory and legal state of the Borrower with the results of such due diligence being satisfactory to the Lender in its sole discretion; (vii) Lender will receive unabridged copies of any industry consulting reports, accounting/financial review reports and any other third party diligence commissioned by Sponsor, with the contents of the foregoing acceptable to Lender in its sole discretion; (viii) Completion of calls with selected customers of the Company, with results being satisfactory to Lender in its sole discretion; (ix) Completion of background checks on selected key members of the Company’s management team, with results being satisfactory to Lender in its sole discretion; (x) Lender shall obtain a satisfactory subordination agreement to the Senior Credit Facility at closing of any and all management fees, distributions, subordinated seller financing, earnouts, and other senior and/or subordinated debt, if any; (xi) the terms and amount of all debt and equity securities of the Borrower, noncompetition agreements, employment agreements, and composition of the Borrower’s senior management team shall be acceptable to the Lender in its sole discretion; (xii) the contracts entered into between Borrower and NASC relating to the provision of rehab therapy services in NASC-affiliated skilled nursing facilities will be acceptable to Lender in its sole discretion; (xiii) the contract entered into between NASC and Borrower for the provision of certain administrative services will be acceptable to Lender in its sole discretion; and (xiv) the legal, tax and corporate structure of the transaction and all documents related thereto, shall be satisfactory to Lender in its sole discretion. Lender is hereby authorized to file UCC-1 Financing Statements for the Borrower as debtor. Following the closing, Lender shall have the right to conduct periodic due diligence to assess the credit of Borrower as reasonably required by Lender.

Closing:	The closing of the Loan will occur on a date that is mutually satisfactory to Borrower and Lender; however, if the Loan does not close on or before June 30, 2006, this proposal shall expire and (except for such provisions which survive) shall have no further force or effect, unless Lender extends the term in its sole discretion.

Costs and Expenses:	All reasonable internal and external costs associated with the Loan, including, but not limited to, CapitalAnalytics, the Lender’s out-of-pocket expenses associated with the transaction, professional fees, recording fees, search fees and filing fees, will be paid by Borrower regardless of whether the transaction closes.

Transaction Confidential:	Neither Sponsor nor Borrower will disclose the contents of this letter (or that Borrower, Sponsor and Lender are having any discussions related to a possible Loan including the status thereof, termination thereof, any decision on Borrower’s, Sponsor’s or Lender’s part to no longer consider any such Loan or any terms, conditions, or other facts with respect thereof) to any third party, including, without limitation, any financial institution or intermediary, without Lender’s prior written consent, other than to Borrower’s or Sponsor’s directors, officers, shareholders, attorneys, accountants, and advisors on a need-to-know basis. Sponsor and Borrower agree to inform all such persons who receive information concerning this letter that such information is confidential and may not be disclosed to any other person. Further, until the earlier of (i) the consummation of the transaction proposed herein, or (ii) a determination by Lender not to pursue such transaction upon terms and conditions substantially similar to those outlined in this letter, Borrower and Sponsor agree to negotiate exclusively with Lender regarding any financing the purpose of which is substantially the same as that of the proposed transaction. Consequently, if Sponsor or Borrower fail to comply with any of the provisions of this paragraph and consummates a transaction (including a refinancing of Borrower’s current credit facility) with an entity other than Lender during the twelve-month period following the date hereof, Borrower or Sponsor shall (no later than the closing date of such transaction) pay Lender’s liquidated damages equal to one percent of the Senior Credit Facility, plus Lender’s out-of-pocket costs and expenses associated with the transaction. Sponsor and Borrower acknowledge that such liquidated damages are intended to compensate Lender for the amount of damage sustained by Lender as a result of Borrower’s decision to decline to accept the Loan.

Expiration:	If Lender does not receive this accepted term sheet on or before October 21, 2005 this term sheet shall automatically expire.

By signing this letter, Borrower agrees to indemnify Lender, its managers, officers, and principals and hold each of them harmless against any and all losses, liabilities and claims arising out of or by reason of any investigation, litigation, or other proceeding brought or threatened relating to any loan made or proposed to be made, including without limitation the claims of any brokers or anyone claiming a right to any fees in connection with the Loan. If the terms and conditions set forth above are satisfactory, please sign the enclosed copy of this letter and return it to the undersigned. Please call either of us at the telephone numbers listed below should you have any questions or comments.

Very Truly Yours,

/s/ Michael S. Sznajder	/s/ Jim Barnett

Michael S. Sznajder	Jim Barnett

Managing Director	Investment Officer

CapitalSource Finance LLC	CapitalSource Finance LLC
(312) 706-2102	(312) 706-2112

The foregoing is accepted and agreed to:

By:	/s/ Mark Goldsmith

Name:	Mark Goldsmith

Date:	October 21,2005

SCHEDULE A
Closing Conditions
•	Prior to or as of the date of closing (the “Closing Date”) of the Loan: (a) Intentionally Omitted; (b) Lender shall have confirmed the completeness, accuracy and continued validity in all material respects of all facts, statements and financial information submitted by the Sponsors prior to the date hereof; (c) Lender shall have completed all confirmatory due diligence deemed necessary by Lender with respect to the Borrower, any guarantor, the assets being financed and the property serving as collateral, and the results of such confirmatory due diligence shall have been satisfactory to Lender; (d) Intentionally Omitted, (e) Intentionally Omitted; (f) there are no inquiries, surveys, proceedings or litigation pending or threatened which would be reasonably likely to materially adversely affect the Borrower, any guarantor, the assets to be financed or the collateral to serve as security for the Loan; (g) Borrower shall possess all necessary and appropriate permits, licenses, consents and approvals to conduct its business as it is currently being conducted and as contemplated by this Commitment; (h) Borrower has disclosed to Lender all facts, events or circumstances material to the operation of the assets to be financed or to the collateral to serve as security for the Loan; (i) the terms of the term loans issued to the skilled nursing businesses of Borrower shall be acceptable to Lender; (j) Borrower shall be wholly- owned subsidiaries of a holding company with no other assets other than its equity interest in Oldco and Newco; and (k) Sponsor shall have executed and complied with the terms outlined in the Fee and Syndication Letter between Sponsors and Lender dated as of the date hereof; (1) Borrower and any guarantor shall have satisfied and met all representations, warranties, covenants and such other loan closing conditions as are usual and customary for transactions of this type which Lender deems necessary or appropriate in its sole and absolute discretion.

•	Borrower and any guarantor will execute and deliver to Lender on or before Closing such deeds of trust, mortgages, promissory notes, assignments, pledges, environmental indemnities, instruments, documents, certificates, opinions and assurances (the “Loan Documents”) as Lender may require in connection with the financing. The Loan Documents also will contain the terms and conditions set forth in Annex 1 as well as such warranties, representations, events of default, covenants and conditions as the Lender may require and as are normally contained in commercial loan documents.

•	Sponsors shall have made an aggregate equity contribution equal to the greater of (a) the amount required in excess of the debt to consummate the acquisition for Beverly (i.e. aggregate debt plus infusion of equity shall equal the total purchase price of Beverly (which includes the purchase price, retirement or assumption of existing debt and all costs, fees and expenses related thereto)) and (b) $330,000,000.

•	There shall exist no material default in any of Borrower’s obligations under any material contract or compliance with applicable laws. There will exist no fact or circumstance which, with the passage of time, the giving of notice, or both, would constitute a material default under any material contract to which Borrower or any guarantor is a party or any law to which Borrower or any guarantor is subject.

•	Lender will be permitted to perform and will have completed a pre-closing audit to determine, among other things, the liquidity of Borrower’s accounts receivable and the general financial and operational state of the Borrower; the results of that audit will be satisfactory to Lender in Lender’s sole and absolute discretion. The requirement that facts, statements and financial information be “confirmed” and “pre-closing audit” shall mean that Lender shall verify that the facts, statements, financial and other information and other due diligence that it has already received or performed on or prior to the date of this letter, shall continue to be true, correct, and valid in all material respects immediately prior to closing, as well as verifying that the Borrower continues to perform consistently and has experienced no material change in its operations. Such confirmations and verifications are necessary because a substantial period may have elapsed between the date of this letter and the closing.
•	Lender has had the opportunity to review the information in the Beverly virtual data room and does not object to the contents of such information as it exists on or prior September 22,2005, in connection with its analysis leading to the development of this letter.

•	Lender shall not be obligated to fund the financing or any portion thereof in the event there exists on the date of funding and after giving effect thereto and the use of proceeds thereof any default under any existing encumbrance or any other loan between Borrower or any guarantor and Lender or if Borrower, any guarantor or any principal of the Borrower is indicted or under active investigation by the U.S. Attorney for a felony crime.

•	The Borrower shall take any additional actions or make any additional conveyances that may be necessary in order for Lender to obtain a valid lien on all collateral contemplated hereby.

•	Lender shall have completed background checks on individuals deemed pertinent by Lender and the results of such background checks shall have been satisfactory to Lender in its sole discretion.

•	Lender shall have received the following, all in form and substance satisfactory to Lender in its sole and absolute discretion:
(a)	appropriate UCC, judgment and tax lien searches, credit checks and background checks with respect to each Borrower and guarantor and their respective principals;

(b)	current financial statements, projections, budgets and such additional financial information with respect to the Borrower and any guarantor as Lender shall deem necessary or appropriate;

(c)	copies of Borrower’s insurance policies with all coverages required under the loan documents;

(d)	an opinion from Borrower’s and any guarantor’s counsel addressing enforceability, usury, due organization and authority of the Borrower and any guarantor, absence of conflicts with formation documents, judgments and agreements, compliance with laws and permitting and such other matters as Lender shall reasonably request;

(e)	copies of all documents pertaining to the organization and governance of each Borrower and any guarantor entity and the authority of each Borrower and any guarantor to enter into the financing transaction;

(f)	copies of all licenses and permits required for Borrower to conduct the business in which it is currently engaged or is contemplated under the loan documents;

(g)	copies of all intercompany agreements, management agreements, documents relating to borrowed money, capital leases, occupancy leases and other material contracts;

(h)	all documents relating to the acquisition of Beverly by Sponsors;

(i)	estoppel certificates from Borrower’s landlord;

(j)	such other documents and materials as Lender shall deem necessary or appropriate.

(k)	copies of Borrower’s Medicaid and Medicare provider numbers and agreements;

(1)	copies of the most recent state surveys pertaining to any healthcare facility operated by Borrower and any affiliate of Borrower;

(m)	copies of all participation agreements relating to medical plans; and

(n)	information pertaining to the patient census for each facility.

4445 Willard Avenue
12th Floor
Chevy Chase, MD 20815
phone: (301) 841-2700
fax: (301) 841-2340
October 21, 2005

Mr. Leonard Grunstein
SBEV Property Holdings LLC
405 Lexington Avenue
New York, New York 10174

Mr. Mark Goldsmith
North American Senior Care, Inc.
405 Lexington Avenue
New York, New York 10174
Re: $150,000,000 Aggregate Revolving Credit Facilities (collectively, the “Revolvers”)
Dear Sirs:
     Subject to the terms and conditions set forth herein, we are pleased to advise you that CapitalSource Finance LLC (“Lender”) hereby approves your request for financing in accordance with the terms set forth on Annex 1 attached hereto (this letter, together with all exhibits and attachments, (the “Commitment”) in order to permit SBEV Property Holdings LLC, an entity controlled by equity participants reasonable acceptable to Lender (“SBEV”), and North American Senior Care, Inc., an entity controlled by Mark Goldsmith, Eliezer Edelman and/or other participants reasonably acceptable to Lender (“NASC” and collectively with SBEV, the “Sponsor” or “Sponsors”) to consummate the proposed acquisition of Beverly Enterprises, Inc. (“Beverly” or “Oldco”) and to provide general working capital for certain subsidiaries of Beverly and certain subsidiaries of a new company (“Newco” and sometimes referred to as Opco) established to net lease certain owned skilled nursing facilities and assisted living facilities from Sponsor (which subsidiaries will be referred to herein as “Oldopco” or “Oldopcos”, “Newopco” or “Newopcos” and collectively with Oldco and Newco, the “Borrower”). It is understood NASC will acquire one hundred percent of the shares of Beverly and SBEV will acquire the real estate of the skilled nursing facilities owned by Beverly.
     By executing this Commitment, Sponsors hereby represent and warrant to Lender that, to their knowledge, all information submitted to Lender prior to the date of this Commitment and to be submitted prior to the closing of the Loan is and will be true, correct and complete. If Lender becomes aware after the date hereof of any information, or any event, development or change that it reasonably believes is inconsistent in a material and adverse manner with any information disclosed to Lender prior to the date hereof, and which is or is reasonably likely to be materially adverse to the business, assets, liabilities (actual or contingent), operations, or financial condition of Beverly, then Lender, in its sole discretion, may suggest alternative financing terms, amounts or structures that ensure adequate protection of the Lender, or may terminate this Commitment. The Commitment provided for herein also is subject to the Closing Conditions set forth on Schedule A, attached hereto.
     Indemnity. By executing this Commitment, Sponsors and Borrower hereby indemnify Lender, its directors, managers, officers, employees, agents, auditors, accountants, consultants, counsel and affiliates from, and agrees to hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses including amounts paid in settlement, incurred by any of them arising out of or by reason of any investigation, litigation or other proceeding brought or threatened relating to any loan made or proposed to be made, or any other transaction contemplated, hereunder. Sponsors’ and Borrowers’ indemnification obligations hereunder shall be joint and several. Sponsors’ and Borrowers’ indemnification obligations hereunder shall terminate upon the execution of definitive loan documentation. Sponsors and Borrowers agree that in any action now or hereafter arising from an alleged breach of this Commitment by Lender, the only damages that may be sought are those which are direct and reasonably foreseeable as the probable result of any breach thereof and shall be, in any event, limited to the Commitment Fee received by Lender plus the amount, if any, by which the Deposit received by Lender exceeds the costs, expenses and other obligations for which Sponsors and/or Borrowers are responsible under the terms of this Commitment. Any right Borrower or Sponsors may have to indirect, special or punitive damages or lost anticipated profits in respect of any present or future breach by Lender of this Commitment is hereby waived.
     Commitment Fees. In consideration of the issuance of this letter by Lender, Sponsors agree to pay to Lender the Commitment Fee described below in Annex 1. Payment of the Commitment Fee shall be a condition precedent to the effectiveness of Lender’s Commitment and other agreements herein.
     Confidentiality; Exclusivity. Sponsors will not disclose the contents of this letter (or that Sponsors and Lender are having any discussions related to a possible Loan including the status thereof, termination thereof, any decision on Sponsors’ or Lender’s part to no longer consider any such Loan or any terms, conditions, or other facts with respect thereof) to any third party, including, without limitation, any financial institution or intermediary, without Lender’s prior written consent. Lender hereby grants its consent to Sponsors to disclose the contents of this letter (i) to Beverly and Beverly’s advisors in connection with Sponsors’ efforts to acquire Beverly, (ii) to Sponsor’s advisors, (iii) to any financial institution providing Sponsor with a commitment for mortgage loan financing in connection with the proposed acquisition of Beverly, and (iv) in any public filing with the Securities and Exchange Commission related to Sponsors’ efforts to acquire Beverly. Further, until the transaction proposed herein is consummated or a determination is made by Lender not to pursue such transaction, Borrower agrees to negotiate exclusively with Lender regarding any financing the purpose of which is substantially the same as that of the proposed transaction. In connection with the requested Loan, Borrower understands that Lender will continue to make financial, legal and collateral investigations and determinations. Consequently, if Borrower fails to comply with any of the provisions of this paragraph and consummates a transaction with an entity other than Lender during the eighteen month period following the date hereof, Borrower shall (no later than the closing date of such transaction) pay Lender liquidated damages equal to $2,000,000. Sponsors’ obligations for liquidated damages hereunder shall be joint and several. Sponsors acknowledge that such liquidated damages are intended to compensate Lender for its estimated added administrative costs incurred and the amount of damage sustained by Lender as a result of Sponsors’ decision to decline to accept the Loan.

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     Expenses. Sponsors agree to pay Lender from time to time on demand all reasonable out-of-pocket costs and expenses incurred by Lender in connection with due diligence and analysis, investigation, examination and appraisals, documentation, negotiation and closing of the Loan including, but not limited to, per diem charges of auditors (including without limitation CapitalAnalytics), appraisers and consultants, reasonable legal fees (including in-house counsel) and other out-of-pocket expenses incurred by Lender (the “Expenses”), whether or not Lender closes the Loan. If Lender uses in-house counsel or audit personnel for any work related to the closing of the Loan, Sponsors further agree to pay reasonable charges for such work commensurate with the fees that otherwise would be charged by outside legal counsel or audit firms selected by Lender for the work performed. Upon Sponsors’ receipt of an unconditional equity commitment but in no event after November 18, 2005, Sponsors shall deliver to Lender the sum of $500,000 (the “Deposit”) as a deposit against Expenses. The Deposit (along with any other supplemental deposits, the “Deposits”) will be applied to Lender’s Expenses as and when they are incurred. Sponsors are not entitled to receive or be credited for any interest that may be earned on the Deposits during the time the Deposits are held by Lender pending application of same to Expenses. Lender further shall not be obligated to segregate the Deposits from its other funds, and Lender reserves the right to request additional deposits, if necessary. Sponsors’ obligations to pay Expenses or Deposits hereunder shall be joint and several. Any excess Deposits, after satisfaction of all Expenses, shall be distributed as follows:
•	Except as otherwise set forth above, if the Loan is closed and funded, any unused Deposits will be returned to Sponsors after deducting all Expenses incurred by Lender.

•	If Lender concludes for any reason consistent with the terms hereof, that it will not make any of the Revolvers described in Annex 1, Lender will return any unused Deposits to Sponsors (except as otherwise set forth above).

•	If Lender delivers an unconditional commitment and remains prepared to extend any of the Revolvers to Sponsors, and Sponsors decline for any reason to close any such Loan with Lender and Sponsor nevertheless proceeds to close the acquisition of Beverly, then Lender shall be entitled to retain the full amount of the Deposits (in addition to all other amounts (including without limitation Liquidated Damages) otherwise due to Lender), irrespective of the actual Expenses incurred by Lender. Lender’s retention of the balance of the Deposits shall compensate Lender for additional administrative costs incurred in connection with Sponsors’ refusal to close.

•	If Sponsor does not close the Revolvers because they fail to close the acquisition of Beverly, then any Unused Deposits will be refunded to Sponsors after deducting all Expenses incurred by Lender.
     Brokers. Other than a broker with whom Lender has directly contracted in writing, Lender will not be liable in any way for the payment of any brokerage fees or commissions to any broker or other person entitled or claiming to be entitled to the same in connection herewith and the transactions contemplated hereby, and Sponsors, by acceptance hereof, agree to indemnify and to hold Lender harmless from all claims for brokerage fees or commissions which may be made in connection with the transactions contemplated hereby. Sponsors’ indemnification obligations hereunder shall be joint and several.
     Revocation and Termination of Commitment. (a) Prior to acceptance: Time and strict performance are of the essence with respect to all of the terms, conditions and provisions of this Commitment letter. The Commitment set forth herein may be revoked by Lender at any time prior to its

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acceptance in accordance with the terms of this Commitment, including, at Lender’s sole option, if Sponsors fail in any material respect to timely fulfill all obligations hereunder or if any condition hereunder is not timely met. (b) Following acceptance: If the Loan fails to close as required by the terms under this Commitment on or before June 30, 2006, for any reason, Lender’s obligations under this Commitment letter will terminate automatically.
     General Terms. The expiration, termination or revocation of this Commitment will not terminate, limit, or affect in any way: (a) the Sponsors’ obligations to pay for or reimburse Lender for Expenses; (b) the Sponsors’ indemnification obligations hereunder; or (c) any releases of Lender or limitations on the liability of Lender set forth herein. Sponsors acknowledge and agree that Lender, in its sole discretion, at any time and from time to time, may sell, assign, syndicate or grant participating interests in, or transfer all or any part of its rights or obligations under, any of the Revolvers, or any of the loan documents, any note, the obligations and/or the collateral to its affiliates or to other persons. The terms set forth in this Commitment are intended to reflect the principal terms of the Loan, and this Commitment does not purport to specify all of the terms, conditions, representations and warranties, covenants and other provisions that will be contained in the final loan documents. This Commitment and the closing of the Loan will be subject to such other customary terms, covenants and conditions as Lender deems appropriate in the exercise of its reasonable credit judgment. This Commitment supersedes all prior term sheets, discussions, indications of interest and proposals (whether oral or written) previously delivered to Sponsors. To the extent there are inconsistencies between this letter and the Term Sheet attached hereto, the provisions of this letter shall control. This Commitment may not be modified, amended or supplemented, except by a document in writing signed by the parties hereto. Sponsors may not assign this Commitment.
     Governing Law; Waiver of Trial by Jury. This Commitment shall be governed by and construed in accordance with the laws of the State of Maryland. Each of Sponsors and Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this Commitment, and the other transactions contemplated hereby or the actions of Lender in the negotiation, performance or enforcement hereof. This Commitment may be executed in counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same instrument.
     Automatic Expiration of Commitment. This Commitment and all commitments and undertakings of Lender hereunder will expire at 5:00 p.m. (Washington D.C. time) on October 21, 2005, unless you execute this letter and return it to Lender prior to such time. Thereafter, all commitments and undertakings of Lender hereunder will expire, without further action by any party hereto, upon the earliest to occur of (a) the Closing (at which time the definitive Loan Documents will reflect the commitments and undertakings of the Lender and other parties thereto), (b) June 30, 2006, and (c) the closing of a transaction similar to the Loan contemplated by Annex 1 with a lender other than Lender.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

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     We look forward to working with you on this transaction. Please call me at (301) 841-2738 with any questions.

Very truly yours,

/s/ Keith D. Reuben

Keith D. Reuben
Chief Operating Officer
Healthcare and Specialty Finance Business

ACCEPTED AND AGREED TO:

SBEV Property Holdings LLC

By:	/s/ Leonard Grunstein	As of October 21, 2005

Name: Leonard Grunstein
Title: Manager

North American Senior Care, Inc.

By:	/s/ Mark Goldsmith	As of October 21, 2005

Name: Mark Goldsmith
Title: President

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ANNEX 1
REVOLVING CREDIT FACILITIES

Revolvers:	There shall be three separate revolvers, Oldopco Permanent Revolver, Oldopco Transitional Revolver and Newopco Revolver (individually, a “Revolver” and collectively, the “Revolvers”).

Revolver Maximum Loan Amount:	The aggregate maximum amount of advances available under the Revolvers during the Term (as defined below) shall be $150,000,000 (the “Aggregate Revolver Maximum Loan Amount”), including a $15,000,000 sub-limit for letters of credit. The amount available under each separate Revolver shall be determined by Borrower prior to Closing and the Oldopco Transitional Revolver Maximum Loan may be reduced at the discretion of Borrower after the applicable facilities are transferred to Newopco. The amount available under any of the Revolvers at any one time shall be based upon the Availability (as defined below) which shall be determined subsequent to Lender’s on-site due diligence.

Availability and Minimum Balance:	Availability under the Revolvers shall be an amount up to 85% of the “net collectable value” of the accounts receivable from third-party payors. The “net collectable value” of the accounts receivable is the amount the applicable Borrower bills third-party payors less deductible obligations, contractual allowances and a liquidity discount for uncollectible accounts, all of which shall be determined by Lender upon completion of its on-site due diligence and which shall be set forth in applicable loan documents to be provided to the applicable Borrower. Inclusive of any letters of credit, the aggregate Loan under the Revolvers shall be subject to a minimum balance equal to $50,000,000. The expected initial advance under the Revolver shall be $100,000,000.

Repayment Terms:	Advances under the Revolvers shall be paid in full by the applicable Borrower to Lender at the end of the Term or upon the earlier of (i) an Event of Default or (ii) termination.

Prepayment:	The Revolvers may not be terminated (in whole or in part) during the first year or due to a refinancing at any time. However, any individual facility may be transferred (on a facility by facility basis) from one Revolver to another at the discretion of the Borrower. In addition, an individual facility may be released from the Revolving Credit Facility (on a facility by facility basis) in the event such facility transfers operations to an unaffiliated new, third party operator. Borrower agrees that it will use its best efforts to provide replacement revolving lines of credit under the same terms and conditions outlined herein to such new, third party operator. Notwithstanding the foregoing, the minimum balance must be maintained during the Term. Any prepayment after the first year as a result of a sale to an unaffiliated third party (or IPO) shall be subject to an early termination fee of 3% of the Aggregate Maximum Loan Amount at Closing.

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Term:	The term of each of the Revolvers shall be three years from the date of Closing.

Interest and Fees:	(i)	Interest on the outstanding balance of each Revolver shall be payable monthly in arrears at an annual rate of the 30-Day LIBOR (“LIBOR”) plus 2.75%, subject to a floor of 3.25% on LIBOR. Interest on the outstanding balance of the Revolvers shall be calculated on the basis of the actual number of days elapsed in a 360-day year. Collections of cash by Lender under each Revolver shall be credited to each Borrower’s obligations thereunder on a daily basis, subject to five business clearance days.

	(ii)	Borrower shall pay Lender a Collateral Management Fee of .05% per month on the average outstanding loan balance on each Revolver, which shall be payable monthly in arrears.

	(iii)	Borrower shall pay Lender an Unused Line Fee of .05% per month of (a) the applicable Revolver Maximum Loan Amount less (b) the average outstanding loan balance under such Revolver, which shall be payable monthly in arrears.

	(iv)	Borrower shall pay Lender a Letter of Credit Fee of 2.5% per annum on all letters of credit issued and outstanding.

	(v)	On the earlier of the date of Closing, Borrower shall pay Lender a Commitment Fee of 1.0% of the applicable Revolver Maximum Loan Amount.

Collateral and Security:	Each Revolver shall be secured by (a) a first priority perfected lien on and security interest in all existing and future accounts receivable and proceeds thereof and related assets of its respective Borrower, including but not limited to the related books and records, (b) a second priority perfected lien on and security interest in all other assets and proceeds thereof of its respective Borrower (including without limitation, a pledge of all equity interests of Oldopcos and Newopcos, pledge of excess cash flow, management agreements, contracts improvements, equipment, intellectual property, contracts and other general intangibles, cash and proceeds of each of the foregoing), and (c) a second priority perfected lien on and security interest in all assets of Borrower’s direct and indirect subsidiaries, all of (a), (b) and (c) whether existing at Closing or thereafter organized or acquired.

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GENERAL TERMS

Closing Conditions:	(i) Prior to Closing, there shall be no material change in Beverly’s business or general financial condition; (H) Intentionally Omitted; (iii) Borrower shall be in compliance in all material respects with all applicable laws; (iv) Intentionally Omitted; (v) each respective Borrower under each Revolver shall maintain and pay for a Lock Box Account mutually satisfactory to Lender for its cash collections; (vi) Lender shall receive all items typically required in connection with similar financings; (vii) Borrower (in the aggregate) shall maintain at least $45,000,000 in liquidity (through a combination of cash on hand for use in operations and unused Availability) at Closing and thereafter for general working capital requirements and such liquidity shall be spread among Borrowers in amounts satisfactory to Lender; and (viii) Lender and its advisors shall have the right to participate the Revolvers. Lender is hereby authorized to file UCC-1 Financing Statements for the Borrower as debtor. Following the Closing, Lender shall have the right to conduct periodic due diligence to assess the ongoing collateral value of Borrower’s accounts receivable. If at any time during the term of the Loan, Borrower or an affiliate of Borrower seeks to refinance the Loan, Lender shall have a right of first refusal to provide such refinancing. Lender shall also have the right of first refusal to provide any loan to Borrower or any affiliate of Borrower in respect of any of the businesses (ancillary or otherwise) which seek financing (through a joint venture or otherwise).

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SCHEDULE A
Closing Conditions
•	Prior to or as of the date of closing (the “Closing Date”) of the Loan: (a) Intentionally Omitted; (b) Lender shall have confirmed the completeness, accuracy and continued validity in all material respects of all facts, statements and financial information submitted by the Sponsors prior to the date hereof; (c) Lender shall have completed all confirmatory due diligence deemed necessary by Lender with respect to the Borrower, any guarantor, the assets being financed and the property serving as collateral, and the results of such confirmatory due diligence shall have been satisfactory to Lender; (d) Intentionally Omitted, (e) Intentionally Omitted; (f) there are no inquiries, surveys, proceedings or litigation pending or threatened which would be reasonably likely to materially adversely affect the Borrower, any guarantor, the assets to be financed or the collateral to serve as security for the Loan; (g) Borrower shall possess all necessary and appropriate permits, licenses, consents and approvals to conduct its business as it is currently being conducted and as contemplated by this Commitment; (h) Borrower has disclosed to Lender all facts, events or circumstances material to the operation of the assets to be financed or to the collateral to serve as security for the Loan; and (i) Borrower and any guarantor shall have satisfied and met all representations, warranties, covenants and such other loan closing conditions as are usual and customary for transactions of this type which Lender deems necessary or appropriate in its sole and absolute discretion.

•	Borrower and any guarantor will execute and deliver to Lender on or before Closing such deeds of trust, mortgages, promissory notes, assignments, pledges, environmental indemnities, instruments, documents, certificates, opinions and assurances (the “Loan Documents”) as Lender may require in connection with the financing. The Loan Documents also will contain the terms and conditions set forth in Annex 1 as well as such warranties, representations, events of default, covenants and conditions as the Lender may require and as are normally contained in commercial loan documents.

•	Sponsors shall have made an aggregate equity contribution equal to the greater of (a) the amount required in excess of the debt to consummate the acquisition for Beverly (i,e, aggregate debt plus infusion of equity shall equal the total purchase price of Beverly (which includes the purchase price, retirement or assumption of existing debt and all costs, fees and expenses related thereto)) and (b) $330,000,000.

•	There shall exist no material default in any of Borrower’s obligations under any material contract or compliance with applicable laws. There will exist no fact or circumstance which, with the passage of time, the giving of notice, or both, would constitute a material default under any material contract to which Borrower or any guarantor is a party or any law to which Borrower or any guarantor is subject.

•	Lender will be permitted to perform and will have completed a pre-closing audit to determine, among other things, the liquidity of Borrower’s accounts receivable and the general financial and operational state of the Borrower; the results of that audit will be satisfactory to Lender in Lender’s sole and absolute discretion. The requirement that facts, statements and financial information be “confirmed” and “pre-closing audit” shall mean that Lender shall verify that the facts, statements, financial and other information and other due diligence that it has already

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received or performed on or prior to the date of this letter, shall continue to be true, correct, and valid in all material respects immediately prior to closing, as well as verifying that the Borrower continues to perform consistently and has experienced no material change in its operations. Such confirmations and verifications are necessary because a substantial period may have elapsed between the date of this letter and the closing.
•	Lender has had the opportunity to review the information in the Beverly virtual data room and does not object to the contents of such information as it exists on or prior September 22,2005, in connection with its analysis leading to the development of this letter.

•	Lender shall not be obligated to fund the financing or any portion thereof in the event there exists on the date of funding and after giving effect thereto and the use of proceeds thereof any default under any existing encumbrance or any other loan between Borrower or any guarantor and Lender or if Borrower, any guarantor or any principal of the Borrower is indicted or under active investigation by the U.S. Attorney for a felony crime.

•	The Borrower shall take any additional actions or make any additional conveyances that may be necessary in order for Lender to obtain a valid lien on all collateral contemplated hereby.

•	Lender shall have completed background checks on individuals deemed pertinent by Lender and the results of such background checks shall have been satisfactory to Lender in its sole discretion.

•	Lender shall have received the following, all in form and substance satisfactory to Lender in its sole and absolute discretion:
(a)	appropriate UCC, judgment and tax lien searches, credit checks and background checks with respect to each Borrower and guarantor and their respective principals;

(b)	current financial statements, projections, budgets and such additional financial information with respect to the Borrower and any guarantor as Lender shall deem necessary or appropriate;

(c)	copies of Borrower’s insurance policies with all coverages required under the loan documents;

(d)	an opinion from Borrower’s and any guarantor’s counsel addressing enforceability, usury, due organization and authority of the Borrower and any guarantor, absence of conflicts with formation documents, judgments and agreements, compliance with laws and permitting and such other matters as Lender shall reasonably request;

(e)	copies of all documents pertaining to the organization and governance of each Borrower and any guarantor entity and the authority of each Borrower and any guarantor to enter into the financing transaction;

(f)	copies of all licenses and permits required for Borrower to conduct the business in which it is currently engaged or is contemplated under the loan documents;

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(g)	copies of all intercompany agreements, management agreements, documents relating to borrowed money, capital leases, occupancy leases and other material contracts;

(h)	all documents relating to the acquisition of Beverly by Sponsors;

(i)	estoppel certificates from Borrower’s landlord;

(j)	such other documents and materials as Lender shall deem necessary or appropriate.

(k)	copies of Borrower’s Medicaid and Medicare provider numbers and agreements;

(l)	copies of the most recent state surveys pertaining to any healthcare facility operated by Borrower and any affiliate of Borrower;

(m)	copies of all participation agreements relating to medical plans; and

(n)	information pertaining to the patient census for each facility.

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4445 Willard Avenue
12th Floor
Chevy Chase, MD 20815
phone: (301) 841-2700
fax: (301) 841-2340
October 21, 2005
Mr, Leonard Grunstein
SBEV Property Holdings LLC
405 Lexington Avenue
New York, New York 10174
Mr. Mark Goldsmith
North American Senior Care, Inc.
405 Lexington Avenue
New York, New York 10174

Re:	$150.000.000 Term Loan B Facility (‘Term Loan B”) and $100,000,000 Second Lien Term Loan (“Second Lien Term Loan” and collectively with the Term Loan B, the “Loan” or the “Loans”)
Dear Sirs:
     Subject to the terms and conditions set forth herein, we are pleased to advise you that CapitalSource Finance LLC (“Lender”) hereby approves your request for financing in accordance with the terms set forth on Annex 1 attached hereto (this letter, together with all exhibits and attachments, (the “Commitment”) in order to permit SBEV Property Holdings LLC, an entity controlled by equity participants reasonable acceptable to Lender (“SBEV”), and North American Senior Care, Inc., an entity controlled by Mark Goldsmith, Eliezer Edelman and/or other participants reasonably acceptable to Lender (“NASC” and collectively with SBEV, the “Sponsor” or “Sponsors”) to consummate the proposed acquisition of Beverly Enterprises, Inc. (“Beverly” or “Oldco”) and to provide general working capital for certain subsidiaries of Beverly and certain subsidiaries of a new company (“Newco” and sometimes referred to as Opco) established to net lease certain owned skilled nursing facilities and assisted living facilities from Sponsor (which subsidiaries will be referred to herein as “Oldopco” or “Oldopcos”, “Newopco” or “Newopcos” and collectively with Oldco and Newco, the “Borrower”). It is understood NASC will acquire one hundred percent of the shares of Beverly and SBEV will acquire the real estate of the skilled nursing facilities owned by Beverly.
     By executing this Commitment, Sponsors hereby represent and warrant to Lender that, to their knowledge, all information submitted to Lender prior to the date of this Commitment and to be submitted

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

prior to the closing of the Loan is and will be true, correct and complete. If Lender becomes aware after the date hereof of any information, or any event, development or change that it reasonably believes is inconsistent in a material and adverse manner with any information disclosed to Lender prior to the date hereof, and which is or is reasonably likely to be materially adverse to the business, assets, liabilities (actual or contingent), operations, or financial condition of Beverly, then Lender, in its sole discretion, may suggest alternative financing terms, amounts or structures that ensure adequate protection of the Lender, or may terminate this Commitment. The Commitment provided for herein also is subject to the Closing Conditions set forth on Schedule A, attached hereto.
     Indemnity. By executing this Commitment, Sponsors and Borrower hereby indemnify Lender, its directors, managers, officers, employees, agents, auditors, accountants, consultants, counsel and affiliates from, and agrees to hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses including amounts paid in settlement, incurred by any of them arising out of or by reason of any investigation, litigation or other proceeding brought or threatened relating to any loan made or proposed to be made, or any other transaction contemplated, hereunder. Sponsors’ and Borrowers’ indemnification obligations hereunder shall be joint and several. Sponsors’ and Borrowers’ indemnification obligations hereunder shall terminate upon the execution of definitive loan documentation. Sponsors and Borrowers agree that in any action now or hereafter arising from an alleged breach of this Commitment by Lender, the only damages that may be sought are those which are direct and reasonably foreseeable as the probable result of any breach thereof and shall be, in any event, limited to the Commitment Fee received by Lender plus the amount, if any, by which the Deposit received by Lender exceeds the costs, expenses and other obligations for which Sponsors and/or Borrowers are responsible under the terms of this Commitment. Any right Borrower or Sponsors may have to indirect, special or punitive damages or lost anticipated profits in respect of any present or future breach by Lender of this Commitment is hereby waived.
     Commitment Fees. In consideration of the issuance of this letter by Lender, Sponsors agree to pay to Lender the Commitment Fees described below in Annex 1. Payment of the Commitment Fee shall be a condition precedent to the effectiveness of Lender’s Commitment and other agreements herein.
     Confidentiality; Exclusivity. Sponsors will not disclose the contents of this letter (or that Sponsors and Lender are having any discussions related to a possible Loan including the status thereof, termination thereof, any decision on Sponsors’ or Lender’s part to no longer consider any such Loan or any terms, conditions, or other facts with respect thereof) to any third party, including, without limitation, any financial institution or intermediary, without Lender’s prior written consent. Lender hereby grants its consent to Sponsors to disclose the contents of this letter (i) to Beverly and Beverly’s advisors in connection with Sponsors’ efforts to acquire Beverly, (ii) to Sponsor’s advisors, (iii) to any financial institution providing Sponsor with a commitment for mortgage loan financing in connection with the proposed acquisition of Beverly, and (iv) in any public filing with the Securities and Exchange Commission related to Sponsors’ efforts to acquire Beverly. Further, until the transaction proposed herein is consummated or a determination is made by Lender not to pursue such transaction, Borrower agrees to negotiate exclusively with Lender regarding any financing the purpose of which is substantially the same as that of the proposed transaction. In connection with the requested Loan, Borrower understands that Lender will continue to make financial, legal and collateral investigations and determinations. Consequently, if Borrower fails to comply with any of the provisions of this paragraph and consummates a transaction with an entity other than Lender during the eighteen month period following the date hereof, Borrower shall (no later than the closing date of such transaction) pay Lender liquidated damages equal to $2,000,000. Sponsors’ obligations for liquidated damages hereunder shall be joint and several. Sponsors acknowledge that such liquidated damages are intended to compensate

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

Lender for its estimated added administrative costs incurred and the amount of damage sustained by Lender as a result of Sponsors’ decision to decline to accept the Loan.
     Expenses. Sponsors agree to pay Lender from time to time on demand all reasonable out-of-pocket costs and expenses incurred by Lender in connection with due diligence and analysis, investigation, examination and appraisals, documentation, syndication, negotiation and closing of the Loan including, but not limited to, per diem charges of auditors (including without limitation CapitalAnalytics), appraisers and consultants, reasonable legal fees (including in-house counsel) and other out-of-pocket expenses incurred by Lender (the “Expenses”), whether or not Lender closes the Loan. If Lender uses in-house counsel or audit personnel for any work related to the closing of the Loan, Sponsors further agree to pay reasonable charges for such work commensurate with the fees that otherwise would be charged by outside legal counsel or audit firms selected by Lender for the work performed. Upon request of Lender subsequent to Sponsors’ receipt of an unconditional equity commitment, Sponsors shall deliver to Lender a reasonable deposit (the “Deposit”) as a deposit against Expenses. The Deposit (along with any other supplemental deposits, the “Deposits”) will be applied to Lender’s Expenses as and when they are incurred. Sponsors are not entitled to receive or be credited for any interest that may be earned on the Deposits during the time the Deposits are held by Lender pending application of same to Expenses. Lender further shall not be obligated to segregate the Deposits from its other funds, and Lender reserves the right to request additional deposits, if necessary. Sponsors’ obligations to pay Expenses or Deposits hereunder shall be joint and several. Any excess Deposits, after satisfaction of all Expenses, shall be distributed as follows:
•	Except as otherwise set forth above, if the Loan is closed and funded, any unused Deposits will be returned to Sponsors after deducting all Expenses incurred by Lender.

•	If Lender concludes for any reason consistent with the terms hereof, that it will not make any of the Loans described in Annex 1, Lender will return any unused Deposits to Sponsors (except as otherwise set forth above).

•	If Lender delivers an unconditional commitment and remains prepared to extend any of the Loans to Sponsors, and Sponsors decline for any reason to close any such Loan with Lender and Sponsor nevertheless proceeds to close the acquisition of Beverly, then Lender shall be entitled to retain the full amount of the Deposits (in addition to all other amounts (including without limitation Liquidated Damages) otherwise due to Lender), irrespective of the actual Expenses incurred by Lender. Lender’s retention of the balance of the Deposits shall compensate Lender for additional administrative costs incurred in connection with Sponsors’ refusal to close.

•	If Sponsor does not close the Loans because they fail to close the acquisition of Beverly, then any Unused Deposits will be refunded to Sponsors after deducting all Expenses incurred by Lender.
     Brokers. Other than a broker with whom Lender has directly contracted in writing, Lender will not be liable in any way for the payment of any brokerage fees or commissions to any broker or other person entitled or claiming to be entitled to the same in connection herewith and the transactions contemplated hereby, and Sponsors, by acceptance hereof, agree to indemnify and to hold Lender harmless from all claims for brokerage fees or commissions which may be made in connection with the transactions contemplated hereby. Sponsors’ indemnification obligations hereunder shall be joint and several.

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

     Revocation and Termination of Commitment. (a) Prior to acceptance: Time and strict performance are of the essence with respect to all of the terms, conditions and provisions of this Commitment letter. The Commitment set forth herein may be revoked by Lender at any time prior to its acceptance in accordance with the terms of this Commitment, including, at Lender’s sole option, if Sponsors fail in any material respect to timely fulfill all obligations hereunder or if any condition hereunder is not timely met. (b) Following acceptance: If the Loan fails to close as required by the terms under this Commitment on or before June 30, 2006, for any reason, Lender’s obligations under this Commitment letter will terminate automatically.
     General Terms. The expiration, termination or revocation of this Commitment will not terminate, limit, or affect in any way: (a) the Sponsors’ obligations to pay for or reimburse Lender for Expenses; (b) the Sponsors’ indemnification obligations hereunder; or (c) any releases of Lender or limitations on the liability of Lender set forth herein. Sponsors acknowledge and agree that Lender, in its sole discretion, at any time and from time to time, may sell, assign, syndicate or grant participating interests in, or transfer all or any part of its rights or obligations under, any of the Loans, or any of the loan documents, any note, the obligations and/or the collateral to its affiliates or to other persons. The terms set forth in this Commitment are intended to reflect the principal terms of the Loan, and this Commitment does not purport to specify all of the terms, conditions, representations and warranties, covenants and other provisions that will be contained in the final loan documents. This Commitment and the closing of the Loan will be subject to such other customary terms, covenants and conditions as Lender deems appropriate in the exercise of its reasonable credit judgment. This Commitment supersedes all prior term sheets, discussions, indications of interest and proposals (whether oral or written) previously delivered to Sponsors. To the extent there are inconsistencies between this letter and the Term Sheet attached hereto, the provisions of this letter shall control. This Commitment may not be modified, amended or supplemented, except by a document in writing signed by the parties hereto. Sponsors may not assign this Commitment.
     Governing Law; Waiver of Trial by Jury. This Commitment shall be governed by and construed in accordance with the laws of the State of Maryland. Each of Sponsors and Lender hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this Commitment, and the other transactions contemplated hereby or the actions of Lender in the negotiation, performance or enforcement hereof. This Commitment may be executed in counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one and the same instrument.
     Automatic Expiration of Commitment. This Commitment and all commitments and undertakings of Lender hereunder will expire at 5:00 p.m. (Washington D.C. time) on October 21, 2005, unless you execute this letter and return it to Lender prior to such time. Thereafter, all commitments and undertakings of Lender hereunder will expire, without further action by any party hereto, upon the earliest to occur of (a) the Closing (at which time the definitive Loan Documents will reflect the commitments and undertakings of the Lender and other parties thereto), (b) June 30, 2006, and (c) the closing of a transaction similar to the Loan contemplated by Annex 1 with a lender other than Lender.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

          We look forward to working with you on this transaction. Please call me at (301) 841-2738 with any questions.

Very truly yours,

/s/ Keith D. Reuben

Keith D. Reuben
Chief Operating Officer
Healthcare and Specialty Finance
Business
ACCEPTED AND AGREED TO:
SBEV Property Holdings LLC

By:	/s/ Leonard Grunstein	As of October 21, 2005

Name: Leonard Grunstein
Title: Manager
North American Senior Care, Inc.

By:	/s/ Mark Goldsmith	As of October 21, 2005

Name: Mark Goldsmith
Title: President

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

ANNEX 1
TERM LOAN B

Properties:	All skilled nursing facilities and assisted living facilities to be owned by Sponsor and net leased to subsidiaries of Newco and all skilled nursing facilities and assisted living facilities to be leased by Oldco from third party landlords.

Term Loan Amount:	The maximum amount of funding under the Term Loan B will be up to $150,000,000 (“Term Loan B Amount”) based on minimum underwritten EBITDA (after rent and a management fee (or equivalent corporate overhead confirmed by Lender) of at least 4.5%) of $105,000,000 generated by the Properties.

Repayment Terms:	Principal shall be payable monthly and amortized monthly on a straight line basis over fifteen years with any remaining outstanding principal to be paid in full at the end of the Term.

Prepayment:	For any termination prior to the second anniversary of the Closing Date or for any refinancing at any time up to 60 days prior to the third anniversary, Borrower shall pay to Lender a Termination Fee equal to yield maintenance on the Loan. For any termination (other than a refinancing) after the second anniversary of the Closing date but up to 60 days prior to the third anniversary, Borrower shall pay to Lender a Termination Fee equal to 3% of the aggregate Term Loan B Amount.

Term:	The Term Loan B shall expire three years from the date of Closing.

Interest and Fees:	(i) Interest on the outstanding balance of the Term Loan B shall be payable monthly in arrears at an annual rate of the LIBOR plus 5.75%, subject to a floor of 3.25% on LIBOR. Interest on the outstanding balance of the Term Loan B shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

(ii) On the date of Closing, Borrower shall pay Lender a Commitment Fee of 1.50% of the Term Loan B Amount.

(iii) At maturity, Borrower shall pay to Lender a Finance Fee equal to 1.00% of the Term Loan B Amount.

Reserves:	At Closing, Borrower will establish a reserve account for two months of debt service under the Term Loan B. Borrower will ensure that the first mortgage real estate lender maintains escrows for taxes, insurance and immediate repairs and replacements acceptable to Lender.

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

Collateral and Security:	The Term Loan B shall be secured by shall be secured by a first priority perfected lien on and security interest in all assets of the Borrower (including without limitation, a pledge of all equity interests of Oldopcos and Newopcos, leasehold mortgages of Newopcos satisfactory to Lender in its sole discretion, pledge of excess cash flow, management agreements, contracts improvements, equipment, intellectual property, contracts and other general intangibles, cash and proceeds of each of the foregoing) and all assets of Borrower’s direct and indirect subsidiaries, whether existing at Closing or thereafter organized or acquired, provided, however, accounts receivables and assets related thereto shall be excluded.

SECOND LIEN TERM LOAN

Borrowers:	The Borrower under the Second Lien Term Loan shall be Newcos and Oldcos.

Properties:	All skilled nursing facilities and assisted living facilities to be owned by Sponsor and net leased to subsidiaries of Newco and all skilled nursing facilities and assisted living facilities to be leased by Oldco from third party landlords.

Term Loan Amount:	The maximum amount of funding under the Second Lien Term Loan will be up to $100,000,000 (“Second Lien Term Loan Amount”) based on minimum underwritten EBITDA (after rent and a management fee (or equivalent corporate overhead confirmed by Lender) of at least 4.5%) of $105,000,000 generated by the Properties.

Repayment Terms:	Principal shall be payable monthly and amortized monthly on a straight line basis over fifteen years with any remaining outstanding principal to be paid in full at the end of the Term.

Prepayment:	For any termination prior to the second anniversary of the Closing Date or for any refinancing at any time up to 60 days prior to the third anniversary, Borrower shall pay to Lender a Termination Fee equal to yield maintenance on the Loan. For any termination (other than a refinancing) after the second anniversary of the Closing date but up to 60 days prior to the third anniversary, Borrower shall pay to Lender a Termination Fee equal to 3% of the aggregate Second Lien Term Loan Amount.

Term	The Second Lien Term Loan shall expire three years from the date of Closing.

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

Interest and Fees:	(i) Interest on the outstanding balance of the Second Lien Term Loan shall be payable monthly in arrears at an annual rate of the LIBOR plus 8.25%, subject to a floor of 3.25% on LIBOR. Interest on the outstanding balance of the Second Lien Term Loan shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

(ii) On the date of Closing, Borrower shall pay Lender a Commitment Fee of 1.50% of the Second Lien Term Loan Amount.

(iii) At maturity, Borrower shall pay to Lender a Finance Fee equal to 1.50% of the Second Lien Term Loan Amount.

Reserves:	At Closing, Borrower will establish a reserve account for two months of debt service under the Second Lien Term Loan.

Collateral and Security:	The Second Lien Term Loan shall be secured by a second priority lien on all assets pledged to Lender under the Term B Loan

GENERAL TERMS

Closing Conditions:	(i) Prior to Closing, there shall be no material change in Beverly’s business or general financial condition; (ii) Intentionally Omitted; (iii) Borrower shall be in compliance in all material respects with all applicable laws; (iv) Intentionally Omitted; (v) each respective Borrower under each Revolver shall maintain and pay for a Lock Box Account mutually satisfactory to Lender for its cash collections; (vi) Lender shall receive all items typically required in connection with similar financings; (vii) Lender shall have syndicated the Term Loan B and Second Lien Term Loan on terms satisfactory to the Lender, with pricing and terms subject to adjustment based on market syndication conditions; (viii) Borrower shall maintain at least $47,000,000 in liquidity (through a combination of cash on hand for use in operations and unused Availability) at Closing and thereafter for general working capital requirements; and (ix) Lender and its advisors shall have the right to participate the Loans and to perform confirmatory due diligence prior to Closing to determine the general financial and operational state of the Borrower. Lender’s confirmatory due diligence shall include, but not be limited to, a review of the collateral files, relevant financial information and other materials relevant to the Closing. Lender is hereby authorized to file UCC-1 Financing Statements for the Borrower as debtor. Following the Closing, Lender shall have the right to conduct periodic due diligence to assess the on-going collateral value of Borrower’s accounts receivable. If at any time during the term of the Loan, Borrower or an affiliate of Borrower seeks to refinance the Loan, Lender shall have a right of first refusal to provide such refinancing.

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

SCHEDULE A
Closing Conditions
•	Prior to or as of the date of closing (the “Closing Date”) of the Loan: (a) Intentionally Omitted; (b) Lender shall have confirmed the completeness, accuracy and continued validity in all material respects of all facts, statements and financial information submitted by the Sponsors prior to the date hereof; (c) Lender shall have completed all confirmatory due diligence deemed necessary by Lender with respect to the Borrower, any guarantor, the assets being financed and the property serving as collateral, and the results of such confirmatory due diligence shall have been satisfactory to Lender; (d) Intentionally Omitted, (e) there are no inquiries, surveys, proceedings or litigation pending or threatened which would be reasonably likely to materially adversely affect the Borrower, any guarantor, the assets to be financed or the collateral to serve as security for the Loan; (f) Borrower shall possess all necessary and appropriate permits, licenses, consents and approvals to conduct its business as it is currently being conducted and as contemplated by this Commitment; (g) Borrower has disclosed to Lender all facts, events or circumstances material to the operation of the assets to be financed or to the collateral to serve as security for the Loan; and (h) Borrower and any guarantor shall have satisfied and met all representations, warranties, covenants and such other loan closing conditions as are usual and customary for transactions of this type which Lender deems necessary or appropriate in its sole and absolute discretion.

•	Borrower and any guarantor will execute and deliver to Lender on or before Closing such deeds of trust, mortgages, promissory notes, assignments, pledges, environmental indemnities, instruments, documents, certificates, opinions and assurances (the “Loan Documents”) as Lender may require in connection with the financing. The Loan Documents also will contain the terms and conditions set forth in Annex 1 as well as such warranties, representations, events of default, covenants and conditions as the Lender may require and as are normally contained in commercial loan documents.

•	Sponsors shall have made an aggregate equity contribution equal to the greater of (a) the amount required in excess of the debt to consummate the acquisition for Beverly (i.e. aggregate debt plus infusion of equity shall equal the total purchase price of Beverly (which includes the purchase price, retirement or assumption of existing debt and all costs, fees and expenses related thereto)) and (b) $330,000,000.

•	There shall exist no material default in any of Borrower’s obligations under any material contract or compliance with applicable laws. There will exist no fact or circumstance which, with the passage of time, the giving of notice, or both, would constitute a material default under any material contract to which Borrower or any guarantor is a party or any law to which Borrower or any guarantor is subject.

•	Lender will be permitted to perform and will have completed a pre-closing audit to determine, among other things, the general financial and operational state of the Borrower; the results of that audit will be satisfactory to Lender in Lender’s sole and absolute discretion. The requirement that facts, statements and financial information be “confirmed” and “pre-closing audit” shall mean that Lender shall verify that the facts, statements, financial and other information and other due

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

diligence that it has already received or performed on or prior to the date of this letter, shall continue to be true, correct, and valid in all material respects immediately prior to closing, as well as verifying that the Borrower continues to perform consistently and has experienced no material change in its operations. Such confirmations and verifications are necessary because a substantial period may have elapsed between the date of this letter and the closing.

•	Lender has had the opportunity to review the information in the Beverly virtual data room and does not object to the contents of such information as it exists on or prior September 22, 2005, in connection with its analysis leading to the development of this letter.

•	CapitalSource will seek to syndicate all of the Loans to other financial institutions identified by CapitalSource on the terms and conditions set forth below. Until the completion, as determined by CapitalSource, of the primary syndication of the Loan, which will occur prior to Closing, to other financial institutions and lenders (the “Primary Syndication”), CapitalSource shall have the right, on terms and within a time period acceptable to CapitalSource and after consultation with you, to modify the amount, pricing, terms and structure of the Loan if CapitalSource determines that such modifications are reasonably necessary to effect and complete the Primary Syndication. In addition, CS reserves the right to obtain interest rate protection with respect to 100% of the Term Loans on terms and with an institution reasonably acceptable to CS. You agree that neither CapitalSource nor any of its affiliates shall have any liability to you, the Company, its affiliates or any other person or entity arising from any modifications to the amount, pricing, terms and structure of the Facility that are required or that are implemented to effect and complete the Primary Syndication.

•	Management and the Sponsor shall actively assist the Lender in its syndication efforts and would be required, upon request, to (i) use commercially reasonable efforts to provide and cause their advisors to provide the Lender and other syndicate members with all information with respect to the business of Borrower and its affiliates, in connection with the Loan that is deemed necessary by the Lender to complete the syndication including, without limitation, all financial information, evaluations and projections as may reasonably be requested by the Lender; and (ii) to otherwise assist the Lender in its syndication efforts, including making principals of and officers of Borrower and its affiliates available from time to time to attend and make presentations regarding the business and prospects of Borrower, as appropriate. In connection with the syndication efforts, Lender will require a nationally-recognized accounting firm, acceptable to Lender in its sole discretion, to perform a due diligence examination on the Borrower, with its findings being acceptable to Lender in its sole discretion. Additionally, Lender will require a compliance audit be performed on the Borrower to confirm the regulatory and clinical compliance of the Borrower, with all findings acceptable to Lender in its sole discretion. Finally, Lender may require (in the discretion of Lender’s syndication agent) that the Loan be rated by both Standard & Poor’s and Moody’s, with the assigned ratings being acceptable to Lender’s syndication agent in its sole discretion.

•	Lender shall not be obligated to fund the financing or any portion thereof in the event there exists on the date of funding and after giving effect thereto and the use of proceeds thereof any default under any existing encumbrance or any other loan between Borrower or any guarantor and Lender or if Borrower, any guarantor or any principal of the Borrower is indicted or under active investigation by the U.S. Attorney for a felony crime.

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

•	The Borrower shall take any additional actions or make any additional conveyances that may be necessary in order for Lender to obtain a valid lien on all collateral contemplated hereby.

•	Lender shall have completed background checks on individuals deemed pertinent by Lender and the results of such background checks shall have been satisfactory to Lender in its sole discretion.

•	Lender shall have received the following, all in form and substance satisfactory to Lender in its sole and absolute discretion:
(a)	appropriate UCC, judgment and tax lien searches, credit checks and background checks with respect to each Borrower and guarantor and their respective principals;

(b)	current financial statements, projections, budgets and such additional financial information with respect to the Borrower and any guarantor as Lender shall deem necessary or appropriate;

(c)	copies of Borrower’s insurance policies with all coverages required under the loan documents;

(d)	an opinion from Borrower’s and any guarantor’s counsel addressing enforceability, usury, due organization and authority of the Borrower and any guarantor, absence of conflicts with formation documents, judgments and agreements, compliance with laws and permitting and such other matters as Lender shall reasonably request;

(e)	copies of all documents pertaining to the organization and governance of each Borrower and any guarantor entity and the authority of each Borrower and any guarantor to enter into the financing transaction;

(f)	copies of all licenses and permits required for Borrower to conduct the business in which it is currently engaged or is contemplated under the loan documents;

(g)	copies of all intercompany agreements, management agreements, documents relating to borrowed money, capital leases, occupancy leases and other material contracts;

(h)	all documents relating to the acquisition of Beverly by Sponsors; (i) estoppel certificates from Borrower’s landlord;

(i)	estoppel certificates from Borrower’s landlord;

(j)	such other documents and materials as Lender shall deem necessary or appropriate.

(k)	copies of Borrower’s Medicaid and Medicare provider numbers and agreements;

(1)	copies of the most recent state surveys pertaining to any healthcare facility operated by Borrower and any affiliate of Borrower;

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

(m)	copies of all participation agreements relating to medical plans; and

(n)	information pertaining to the patient census for each facility.
Real Estate Requirements:
•	The state of title to all real and personal property securing the financing described in the Term Loan B (allocable to Newco) shall be reasonably satisfactory to Lender, and Lender’s mortgages or deeds of trust shall be insured by a mortgagee title insurance policy (or binding commitment therefor) in form and substance and from a title insurer acceptable to Lender. Such title insurance policy shall be on an A.L.T.A, form designated by Lender, shall specifically contain no exception as to survey matters or (if customary for the type of transaction) creditors rights, must contain affirmative coverage against mechanics’, contractors’, suppliers’ and/or materialmen’s liens, filed or unfiled, must affirmatively insure that the mortgage or deed of trust is a valid lien (subject only to Column Financial’s first lien) against the fee simple, marketable estate, insuring Lender for a sum not less than the maximum principal amount of all financing secured thereby and must contain such endorsements as may be reasonably required by Lender to the extent they are available in the jurisdiction and for the particular property; such mortgagee’s title insurance policy may contain the usual “pending disbursements” clause, if applicable. Fee simple title to the mortgaged premises and to the fixtures, equipment, furniture and personal property encumbered by the loan documents shall be marketable, and free and clear of all defects, liens, encumbrances, security interests, assessments, restrictions and easements which are not reasonably acceptable to and approved in writing by Lender. If access to the property is by means of easements or leases, said easements or leases shall be reasonably satisfactory in form and substance to Lender, shall be insured under the mortgagee’s title insurance policy issued to Lender as part of the property and shall not be subject to any prior liens, encumbrances, covenants or restrictions. All streets necessary to serve the property for the use represented by Borrower shall have been completed and shall be serviceable and all streets to be dedicated shall have been dedicated and accepted for public use and maintenance. A search of the state and local public records shall disclose no conditional sales contracts, chattel mortgages, leases of personality, unexpired financing statements or title retention agreements filed and/or recorded against the Borrower or the property other than liens which are specifically permitted under this Commitment.

•	On the date of settlement, the mortgaged premises shall be owned by Borrower and shall not be the subject of any transaction whereby the legal or beneficial title to all or any part thereof shall be transferred to anyone other than the Borrower.

•	Prior to the Closing Date, Borrower shall provide to Lender satisfactory evidence that the mortgaged premises is not within a special flood hazard area and is not eligible for flood insurance under the U.S. Flood Disaster Protection Act of 1973, as amended.

•	The purpose of the financing must be for a business and commercial purpose under the laws of the jurisdiction in which the mortgaged premises are located.

•	Lender shall have received the following, all in form and substance satisfactory to Lender in its sole and absolute discretion:
(a)	such property appraisals, property as-built A.L.T.A. surveys, environmental reports, physical and structural inspection reports and other third party reports as Lender shall

Mr. Leonard Grunstein
SBEV Property Holdings LLC
October 21, 2005

deem necessary or appropriate; the property appraisal must take into consideration the results of the environmental and other third party reports; the environmental report must address such matters as Lender shall request in its sole and absolute discretion, including, without limitation, confirmation of the absence of asbestos in any form that is or could become friable and confirmation of the absence of underground storage tanks (or, if underground storage tanks are present, the report must confirm, without limitation, that the tanks have not leaked, meet all applicable regulations and otherwise present no threat of present or future environmental hazards, risks or liabilities);

(b)	evidence that all real property and improvements comply with applicable codes, regulations and ordinances, are zoned for their current use, are structurally sound, are adequately served by public utilities, are completed free of mechanics and materialmens liens, are not the subject to any pending or threatened litigation, are not the subject of any pending or threatened condemnation proceeding and have not been damaged by fire or other casualty;

(c)	evidence that Borrower is a single purpose entity with an organizational structure and governing documents that cause the Borrower to be “bankruptcy remote” (as such term is commonly used in commercial loan financing and securitization transactions); and

(d)	All real estate taxes and assessments, special or otherwise, which are due and payable must be paid in full on or before the date of settlement. Borrower shall submit to Lender prior to the date of settlement copies of all recent real estate tax bills, with proof of payment, together with evidence that the mortgaged premises is a separately identifiable tax lot. Borrower shall, if required by Lender, pay into an escrow account held by Lender (which shall not bear interest) at closing and monthly thereafter the amounts designated by Lender as required to pay any real estate taxes, hazard insurance premiums and special assessments or charges payable with respect to the mortgaged premises sixty (60) days prior to their respective due dates.
•	Lender will attempt to utilize the documentation from SBEV’s first mortgage lender to satisfy the above-referenced real estate and syndication requirements.